Exhibit 99.1

H ONEYCOMB B ATTERY C OMPANY N UBIA B RAND I NTERNATIONAL C ORP . Advancing energy storage in a smart, sustainable way INVESTO R PRESENTATION J U L Y 2023

H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . AB OU T T HI S P R ESE N T A T IO N This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Honeycomb Battery Company (“HBC”) and Nubia Brand International Corporation (“Nubia”) and related transactions and for no other purpose . No representations or warranties, express or implied, are given in, or in respect of, this presentation . To the fullest extent permitted by law, in no circumstances will HBC, NUBIA or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics, projections of market opportunity, market share and product sales, expectations and timing related to commercial product launches, including the start of production and launch of the HBC Air and any future products, the performance, technology and other features of HBC products, future market opportunities, including with respect to energy storage systems and automotive partnerships, future manufacturing capabilities (including production volumes) and facilities, future sales channels and strategies, future market launches and expansion, future capital expenditures, the amount of cash that will be required to fund HBC’s planned operations, the potential benefits of the proposed transactions and PIPE investment (collectively, the “proposed transactions”) and the potential success of HBC’s go - to - market strategy, and expectations related to the terms and timing of the proposed transactions . These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of HBC’s and NUBIA’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of HBC and NUBIA . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of the shareholders of NUBIA or HBC is not obtained ; the outcome of any legal proceedings that may be instituted against HBC or NUBIA following announcement of the proposed transactions ; failure to realize the anticipated benefits of the proposed transactions ; risks relating to the uncertainty of the projected financial information with respect to HBC, including conversion of reservations into binding orders ; risks related to the timing of expected business milestones and commercial launch, including HBC’s ability to mass produce HBC’s products and complete the tooling of its manufacturing facility ; risks related to the expansion of HBC’s manufacturing facility and the increase of HBC’s production capacity ; Risks related to future market adoption of HBC’s offerings ; HBC’s ability to anticipate demand for HBC’s products, and planned variants ; the effects of competition and the pace and depth of electric vehicle adoption generally on HBC’s future business ; changes in regulatory requirements, governmental incentives and fuel and energy prices ; HBC’s ability to rapidly innovate ; HBC’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers ; HBC’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team ; HBC’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm ; HBC’s ability to manage expenses ; HBC’s ability to effectively utilize benefits from the Inflation Reduction Act ; the amount of redemption requests made by NUBIA’s public stockholders ; the ability of NUBIA or the combined company to obtain additional financing for its planned operations, including its ability to issue equity or equity - linked securities ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; and the impact of the global COVID - 19 pandemic on HBC, NUBIA, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither HBC nor NUBIA presently know or that HBC and NUBIA currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect HBC’s and NUBIA’s expectations, plans or forecasts of future events and views as of the date of this presentation, except that certain forward - looking statements indicated in this presentation reflect HBC’s and NUBIA’s expectations, plans or forecasts of future events and views as of February 13 , 2023 and have not been updated since . HBC and NUBIA anticipate that events and developments subsequent to the date of the applicable forward - looking statement will cause HBC’s and NUBIA’s assessments to change . However, while HBC and NUBIA may elect to update these forward - looking statements at some point in the future, HBC and NUBIA specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing HBC’s and NUBIA’s assessments as of any date subsequent to the date of this presentation (or, if earlier, the date of the forward - looking statement). Accordingly, undue reliance should not be placed upon the forward - looking statements. Use of Projections This presentation contains projected financial information with respect to the combined company, namely revenue, cost of goods sold, gross profit, EBITDA and capital expenditures for 2023 – 2030 . Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . For instance, HBC’s projected financial information as of February 13 , 2023 incorporated certain financial and operational assumptions based on information available at the time the forecasts were made, have not been updated since such date, and should not be regarded as an indication that HBC or any other recipient of this information considered, or now considers, it to be predictive of actual future results . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of NUBIA nor the independent registered public accounting firm of HBC has audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . Industry and Market Data Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither HBC nor NUBIA has independently verified the data obtained from these sources, and they cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of HBC or the proposed transactions . Viewers of this presentation should each make their own evaluation of HBC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Information in this presentation about battery storage competitors is derived from figures published by manufacturers and other publicly available information . Neither HBC nor NUBIA has independently verified the data obtained from these sources, and they cannot assure you of the data’s accuracy or completeness . Additional Information About the Proposed Transactions and Where to Find It This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . This communication relates to a proposed business combination between NUBIA and HBC . In connection with the proposed business combination, NUBIA will file additional documents regarding the proposed business combination with the SEC . Before making any voting decision, investors and security holders of NUBIA are urged to read all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation NUBIA, HBC and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from NUBIA’s shareholders in connection with the proposed transactions . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of NUBIA’s shareholders in connection with the proposed transactions will be set forth in NUBIA’s proxy statement/prospectus . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction .

What if...

Electric Vehicle battery materials could be derived from renewable sources...

Nickel and Cobalt could be replaced with readily available abundant materials ...

“Green” Graphite

- Synthetic Graphite derived from Biomass
- Less costly than petroleum coke, less impact on environment
- Mitigates Climate Change
- Graphite makes up 25%-28% of EV battery
- Only two natural Graphite Mines in the U.S.
- Made in America

Next-Gen Cathode

- High-capacity sulfur cathode materials
- No need for Nickel, Cobalt or Manganese
- Most process-friendly solid-state electrolytes

- Exceptional specific energy
- Lower cost than conventional solutions
- Made in America

TRANSACTION SUMMARY

OVERVIEW

- Global Graphene Group ("G3") is carving out its battery division, renamed Honeycomb Battery Co.
- Honeycomb is expected to combine with Nubia Brand International Corp. ("NUBI") to advance and accelerate the commercialization of Honeycomb's battery technology
- Transaction expected to close Q3 2023

VALUATION

- Issuing 70.0MM shares to existing Honeycomb shareholders (G3)
- Pro forma enterprise value of approximately $740MM

EARN-OUT

- Strong incentive structure facilitated by earn-out provisions, with 22.5MM shares to be released at specified earn-out thresholds: (1)(2)
  - Tranche 1: 5.0MM issued at a price target of $12.50 by second anniversary of the Closing Date(3)
  - Tranche 2: 7.5MM issued at a price target of $15.00 forty-two (42) months following the Closing Date(4)
  - Tranche 3: 10MM issued at a price target of $25.00 by the fourth anniversary of the Closing Date(4)

CASH SOURCES

- NUBI has ~$42MM(5) cash in trust
- Expected at least $70MM within 30 days post-close via a combination of non-redemption agreements, PIPE, convertible notes, Committed Equity Facility and/or Forward Share Purchase Agreements (FSPA)(6)

CAPITAL STRUCTURE

- ~$32MM of cash to balance sheet (assuming no redemptions) to fund R&D and investments in growth and expansion(7)(9)
- Honeycomb shareholders (G3) rolling 100% of its equity
- No minimum cash condition

Summary Transaction Terms

Pro Forma Valuation	$MM
Share Price	$10.00
Pro Forma Shares Outstanding (MM)(8)	77.1
Pro Forma Market Capitalization	**$771**
Less: Pro Forma Net Cash(9)	($32)
Honeycomb Pro Forma Enterprise Value	**$739**

Estimated Sources	$MM
Honeycomb Shareholder Equity Rollover	$700
NUBI Cash in Trust	$42
Total Sources	**$742**

Estimated Uses	$MM
Honeycomb Shareholder Equity Rollover	$700
Estimated Fees & Expenses	$10
Cash to Honeycomb Balance Sheet	$32
Total Uses	**$742**

Pro Forma Ownership(7)(8)



NUBI Sponsor 4.0%
NUBI Shareholders 5.1%
Representative Shares 0.2%
Honeycomb Shareholders (G3) 90.7%

Notes:
(1) Existing Honeycomb shareholders (G3) at time of transaction close is entitled to the earn-out shares
(2) Price targets achieved if the VWAP share price exceeds the applicable price target for any 10 trading days within a 30-day trading period occurring between the closing and on or prior to the applicable expiration date
(3) Earn-out eligibility begins thirty (30) days following the Closing Date
(4) Earn-out eligibility begins one hundred eighty (180) days following the Closing Date
(5) Trust account balance as of 6/30/23
(6) Exact Financing structure TBD
(7) Excludes ~$70MM in anticipated committed equity financing which may be available within 30 days of the Closing Date
(8) Pro forma ownership structure at $10.00 / share based on ~$41M cash in trust, assuming no redemptions. Excludes NUBI public and private warrants
(9) Assumes ~$10M in transaction costs, no redemptions

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
5

OVERVIEW OF HONEYCOMB BATTERY COMPANY

HONEYCOMB BATTERY COMPANY

FOUNDERS



Dr. Bor Z. Jang

Co-Founder and CEO, Global Graphene Group & Honeycomb Battery Co.



Dr. Aruna Zhamu

Co-Founder and Technical Advisor, Global Graphene Group & Honeycomb Battery Co.

Recognized as a global leader in both high-capacity anode & high-energy solid-state batteries.

- Advanced anode materials that deliver specific capacity from 300 to 3,500+ mAh/g
- Uniquely positioned to supply graphite from sustainable sources, silicon oxide (SiO_x), silicon (Si), & protected lithium metal anode

Transformative solid-state battery platform technology.

- Solid-state cells that can be manufactured at scale using current lithium-ion cell production facilities
- Delivers significantly extended EV range, improved battery safety and lower cost per kWh
- Rapid time-to-market next-gen cathodes with potential to replace expensive nickel and cobalt with sulfur (S) and other more abundant elements

One of the world's best IP portfolios among all the battery start-ups.

- 525+ patents (355+ US and 170+ foreign)
- Acknowledged as one of the two US-based leaders in solid-state electrolytes[1]
- Ranked as No. 1 company in the USA and No. 1 battery startup in the world in Si anode technology[2]
- Recognized as a Global Top 100 Innovator[3]

Over $75M in capital deployed to date.

[1]KnowMade Report, 12/2021; [2]KnowMade report, 04/2022 ; [3]LexisNexis Report 03/2022

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

6

OVERVIEW OF NUBIA BRAND INTERNATIONAL CORP.

NUBIA OVERVIEW

- Nubia Brand International Corp (NUBI) is a Special Purpose Acquisition Company (SPAC) formed for the purpose of effecting a merger, stock purchase or similar business combination
- Trading commenced on March 11, 2022, on Nasdaq
- Holds approximately $42 Million cash in trust
- Underwriter: EF Hutton, division of Benchmark Investments, LLC

BOARD MEMBERS

1. **90+** Combined Years of Experience
2. Extensive background in operational and management roles within manufacturing
3. Significant experience in the **private & public markets and regulatory bodies**
4. **Broad Business networks**
5. Robust **M&A** and **investing** experience

OFFICERS



Jaymes Winters
Chairman & CEO

- 7+ years as Chief Executive Officer at Mach FM Corp.
- Former founder and CEO of United Energy Inc.
- Over 15 years experience as a CEO in the oil and gas, telecommunications and retail space with extensive experience in Mergers and Acquisitions



Vlad Prantsevich
CFO & Director

- 6+ years as Executive Vice President of Operations at Mach FM Corp.
- 8+ Years of executive management level experience in charge of Corporate Finance at 64 Audio.



David Campbell
Director

- Former President and CEO for Horizon Air of the Alaska Air Group (NYSE: ALK).
- 20+ years of experience as an executive in the aviation sector.
- Board member experience at American Airlines and Federal Credit Union.
- B.S. Business Administration & Management, Louisiana Tech University, and MBA University of Texas-Arlington.



Karin-Joyce Tjon
Director

- Served as Chief Financial Officer and Executive Vice President for Epiq Systems (NASDAQ:EPIQ).
- Executive level experience in Accounting, SEC filings, tax planning, investor relations.
- BSS Organizational Behavior & Management Summa cum laude from Ohio University.
- MBA Columbia University.



Michael Patterson
Director

- Chief Administrative Officer and Chief Legal Officer for Blue Cross and Blue Shield of Alabama.
- Served on the board of Lakeshore Foundation.
- BS Accounting, University of Alabama-Birmingham.
- JD Birmingham School of Law.



Yvonne Brown
Director

- Previously served as Dtr. of Digital Business & Dtr. of Transitions at Cognizant Technology Solutions (NASDAQ: "CTSH"), VP of Transition/ Transformation MGMT Services with Xerox.
- 20+ years of Senior management experience in the IT sector.
- BA Computer Science, East Carolina University.
- MS Engineering Management, Southern Methodist University.

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP. 7

INVESTMENT HIGHLIGHTS

Differentiated and Transformative Battery Technologies
Leading innovations in energy density and safety, while removing reliance on critical nickel and cobalt materials

Recognized Global Leader in Battery Intellectual Property
Extensive IP portfolio that includes industry-leading solid-state electrolytes and silicon-based anode materials

Massive Market Opportunity
Experts predict a TAM of approximately $300B by 2030 (CAGR 22%)[1]

Rapid Growth and Scale Potential
Multiple products are ready to scale; leverages existing Li-ion production equipment, processes, and supply chain, reducing time-to-market

Strong Business Model
Significant manufacturing cost reductions, sustainable solutions and reduced reliance on increasingly scarce components

Results-driven Leadership Team
HBC brings technology leaders in the EV and battery space; Nubia brings business network and public company experience


HBC-NSC-X
SB2102-1

[1] McKinsey & Company, 2023

Honeycomb Battery Co. + Nubia Brand International Corp.
8

POST-CLOSING MANAGEMENT TEAM

Strong combination of battery technology innovators, entrepreneurial and execution mindsets



Dr. Bor Z. Jang

Executive Chairman & CSO

- Co-Founder and CEO, Global Graphene Group & Honeycomb Battery Co.
- Pioneer in graphene technology; ranked among top graphene inventors, a pioneer in graphene enabled batteries, supercapacitors and fuel cells
- **Former Dean**, College of Engineering & Computer Science, Wright State University and former Fulbright Scholar and Visiting Professor with the University of Cambridge
- A total of 680+ US patents & pending applications; plus 200+ foreign patents
- **The 2019 Class of National Academy of Inventors Fellows**
- PhD and MS in Materials Science and Engineering from MIT



Dr. Aruna Zhamu

Technical Advisor

- Co-Founder and Technical Advisor, Global Graphene Group & Honeycomb Battery Co.
- Has more than 300 US patents
- **A total of 500+ US patents & pending applications;** plus 200+ foreign patents (Invented most utilized graphene production processes such as liquid phase exfoliation and electrochemical exfoliation)
- **Led a team that built world's first mass production facility for graphene materials**
- **Led a team that built a Si-rich anode material production facility**
- Post-doctoral researcher in Mechanical Engineering & Applied Mechanics at North Dakota State University



Jaymes Winters

CEO

- CEO and Board Member, Nubia Brand International Corp.
- Over 15 years experience as a CEO in the oil and gas, telecommunications and retail space with extensive experience in Mergers and Acquisitions
- Chief Executive Officer at Mach FM Corp. since its inception in 2015
- Former founder and CEO of United Energy Inc, which for seven consecutive years was one of the largest African American businesses on the west coast with revenues of nearly $100 million and 1,000 employees. Directed and negotiated four M&A transactions utilizing private equity firms



Vlad Prantsevich

CFO

- CFO and Board Member, Nubia Brand International Corp.
- 6+ years as Executive Vice President of Operations at Mach FM Corp, leading key corporate strategy, finance and operations planning responsibilities as well as M&A initiatives
- 8+ Years of executive management level experience in charge of Corporate Finance at 64 Audio, leading the business through a period of rapid growth, implementing key processes, driving software-based improvements of operations, and development of manufacturing and sales channel partners



Dr. Songhai Chai

CTO

- >15 years of technology development experience in carbon, graphite, graphene, and battery materials
- Post-doctoral researcher, Univ. of California-Berkeley
- Research associate, DoE Oak Ridge National Lab (ORNL)
- PhD in Chemistry from Tsinghua University



Stuart Blair

VP of Finance

- >35 Years of greenfield start-up, M&A, PE, international manufacturing and distribution experience
- Previously CFO, PM Company
- Previously Finance Director, Cascades, Inc.
- Previously Finance Director, Prestolite Electric, Inc.



Bob Crouch

VP of Legal Affairs

- >33 years experience in patents and other forms of IP
- Annually named to Best Lawyers in America (and multiple winner of Patent Law Lawyer of the Year for Colorado), AV-rated
- Partner at Marsh Fischmann & Breyfogle
- Director of Intellectual Property for Displaytech, Inc. (now Micron Technology)



Dr. Oliver Chang

VP of Marketing & Technical Service

- >15 years of battery material development experience
- Post-doctoral researcher at MIT
- Principal Engineer at TSMC
- Senior Engineer Business Planning at CPDC
- PhD in Chemical Engineering from National Taiwan University

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

9

HONEYCOMB PRODUCTS

Positioned to be a major provider of technologically advanced battery materials and cells

- **Patent Protected**
- **Designed for Scale**
- **Faster Time-to-market**
- **U.S. Based Manufacturing**
- **EV Grade**
- **High performance, in a cost-effective and safe manner**
- **Reduced Carbon Footprint**
- **Reduced CAPEX**
- **High Margins**

Sustainable Synthetic Graphite
2024

Product(s): Sustainable graphite using biomass as feedstock
Value Proposition: 20-30% reduction in CAPEX
Customer: Conventional/Solid-state battery manufacturers
Expected start of production: Q4 2024



High-Capacity Anode
2024-2026

Product(s): (1) Silicon rich, (2) Graphene-enhanced silicon oxide (3) Graphite-based (4) Lithium-metal
Value Proposition: High energy capacity, at a lower cost
Customer: Conventional/Solid-state battery manufacturers
Expected start of production: Q4 2024



Next-Gen Cathode
2025/2026

Product(s): Sulfur-based
Value Proposition: replace expensive nickel and cobalt with sulfur (S) and other more abundant elements
Customer: Conventional/Solid-state battery manufacturers
Expected start of production: 2025/2026



Flame-resistant Electrolytes
2025/2026

Product(s): (1) quasi-solid, (2) solid polymer (3) polymer composite
Value Proposition: Flame-resistant, compatible with existing li-ion manufacturing equipment
Customer: Conventional/Solid-state battery manufacturers
Expected start of production: 2025/2026


Conventional
hbc

Next-Gen Battery Cells
2025/2026

Product(s): (Gen1) Lithium-ion, (Gen2) Lithium Metal (Gen3) Lithium-sulfur
Value Proposition: Higher energy density, faster charging, reduced cost
Customer: Auto OEMs, Energy Storage Systems, Consumer Electronics
Expected start of production: 2025/2026



HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
10

H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 11 MARKET O PP O R T UNI T Y

MARKET OPPORTUNITY

Global demand for batteries, driven by vehicle electrification, is expected to soar

Global Li-ion Battery demand, which includes mobility, stationary storage and consumer electronics is expected to see a **27% CAGR** from 2022 to 2030, reaching **4,700 GWh**[1].

Key demand drivers:

- Improved technology
- Growing consumer demand for clean energy vehicles
- Regulatory shift towards sustainability
- OEM movement to achieve new emission-reduction targets


~ 4,700 GWh
27% CAGR
~ 700 GWh
2022
2030

Presenting a large, fast growing market opportunity for Honeycomb

Total Addressable Market of **battery active materials**, **cell, and pack** is expected to see a **22% CAGR** from 2022 to 2030, reaching **$305B**[1].


$305 B
22% CAGR
$64 B
2022
2030

[1] McKinsey & Company, 2023

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
12

MARKET OPPORTUNITY

Favorable Market and Legislative Trends

Inflation Reduction Act (IRA) Accelerates Clean Energy Transition

- Designed to move future materials reliance to domestically sourced supply
- An additional $500m in critical mineral investments
- $60B Production tax credit (PTC)
- Up to $250 in clean energy loans from DOE
- Up to $10B in Advanced Energy Project tax credit

Major "Made In America" implications

- IRA requires 80% of EV battery materials to be sourced in North America by 2026
- North American based battery materials mining and manufacturing business benefit significantly
- Little to no domestically produced graphite, anode, cathode, and electrolyte currently exists
- Mining and mid-stream processing capacity needs rapid investment and growth

Auto OEMs are leaning into electric vehicle space[1]

GM: **20** EVs available in the U.S. by 2025
100% all-electric model lineup by 2035

BMW: **~12** new EVs to market by 2025.
50% of its global sales volume EV by 2030

Ford: **2 million** EVs produced annually by 2026
50% of its global sales volume will be EV by 2030

Hyundai: **1.87 million** battery electric vehicles sales annually by 2030

Massive opportunity in filling U.S. supply chain gaps

Projected 2030 Supply and Demand of Anode and Cathode Materials in North America (Metric tons)[2]


2,518,000
1,636,700
424,120
43,000
Anode
Cathode
Supply (MT)
Demand (MT)

[1] OEM PR releases
[2] ChangeDiscussion, Bipartisan Infrastructure Law Battery Materials Processing and Battery Manufacturing & Recycling Funding Opportunity Announcement and PR releases from different sources.

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
13

MARKET OPPORTUNITY

Problems with Current Battery Solutions

A superior solution is needed to fulfill the wide-spread demand for electric vehicles and stationary storage

Today's Conventional Li-ion Batteries

Low Energy Density
Range anxiety is still a roadblock to EV purchase decisions

Expensive
Current battery cell cost of $138/kWh[1] too high for widespread EV adoption and not-competitive against ICE vehicles

Long Charge Time
EV customers' limit of patience <15 minutes

Flammable Liquid Electrolytes
Potential fire and explosion hazards still impacting EV and Stationary Energy Storage customers

Increasingly Scarce Raw Materials[2]
Reliance on cobalt and nickel in the battery cathode

Today's Solid-state Batteries (lithium metal startups)

Incompatible Equipment
Typically, incompatible with current Li-ion cell production equipment – a major barrier to widespread adoption

Separator production challenges
Oxide-based ceramic separators are brittle, expensive, and difficult to fabricate

Other technical issues
Several technical issues (e.g., high interfacial impedance, high stack-holding pressure, and low active material proportion) remain to be resolved

[1] Average cost according to E Source
[2] S&P Global

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

14

MARKET OPPORTUNITY

The Solution – Honeycomb's Solid-State Battery

Honeycomb offers greater energy density, faster time to market, safety, lower manufacturing costs and faster charging

ENERGY DENSITY	20% to 80% increase in EV driving range to eliminate range anxiety
SOLID-STATE PERFORMANCE (fastest time to market)	Converting Li-ion battery facilities into solid-state lithium battery production lines; Solid-state batteries available in 2-3 years (HBC) vs. 4-7 years (competitors)
SAFE	Quasi-solid and solid-state electrolytes provide effective solutions to battery fire and explosion issues
LOWER COST PER KWH (15-35% cost advantage)	Lower material and pack system costs resulting from energy density increases, safety improvements, simplified pack design (reduced cooling provisions and/or connecting wires), eliminated or reduced electrochemical formation, and ability to use current lithium-ion cell production equipment
FASTER RECHARGE (under development)	Developing anode materials designs, innovative cell configurations, and both passive and active thermal management at both cell- and pack-levels for improved charging speeds

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
15

MARKET OPPORTUNITY

Performance Improvements vs Conventional Li-Ion

	Today's Li-Ion	hbc	Improvement
Pack Volume	350L (250 Wh/L)	**350L (480 Wh/L)**	92%
Pack Energy (given same pack volume)	85 kWh	**165 kWh**	94%
Range	320 Miles	**620 Miles**	94%
Charge (0%~80%)	>30 minutes (5%~80%)	**<15 minutes (0%~80%)**	50%
Power	400 kW	**650 kW**	62.5%
Safety	Organic Electrolyte	**FireShield™ (Fire-resistant electrolyte)**	Much safer

Note: Estimated HBC Gen2 and Gen3 battery performance

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

16

PRODUCTS

PRODUCTS

Honeycomb's Battery Materials & Solutions











	Graphite	Anode	Cathode	Electrolyte	Battery Energy Storage Solutions
Description	Graphite materials for anode production derived mainly from North American biomass sources	Four anode active materials for improved energy density: 1. Si-rich anode materials 2. Graphene-enhanced silicon oxide (SiOx) 3. Graphite-based anode powder (mainly from sustainable sources) 4. Protected lithium metal anode	Sulfur-based, next-gen cathodes with the potential to replace expensive nickel and **cobalt with sulfur (S)** and other more abundant elements	1. quasi-solid electrolytes (solvent-in-salt & solvent-in-polymer) 2. solid polymer electrolytes (in situ polymerization & solid elastomeric electrolytes) 3. polymer composite electrolytes (elastic, flame-retardant, & high-temperature polymers)	Distribution agreement with 3rd party
Start of Production (SOP)	Q4 2024	Q4 2024	2025/2026	2025/2026	--
Potential Customers	Conventional/Solid-state battery manufacturers	Conventional/Solid-state battery manufacturers	Conventional/Solid-state battery manufacturers	Conventional/Solid-state battery manufacturers	▪ Microgrid and Off-Grid Products ▪ Commercial / Industrial / Residential Solar Storage ▪ Utility Grade Storage

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

18

PRODUCTS

Honeycomb's Solid-State Battery Cells

	Gen 1 lithium-ion cells	Gen 2 lithium metal cells	Gen 3 lithium-sulfur cells
Featuring	Si-rich anode and a quasi-solid or polymer-inorganic composite electrolyte	Thin lithium metal anode or an initially lithium metal-free anode ("anode-less") and a polymer-inorganic composite electrolyte	Thin lithium metal anode, a graphene-enabled sulfur or conversion-type cathode, and a polymer-inorganic composite electrolyte
Start of Production (SOP)	2H 2024	2025	2025/2026
Specific Energy	>350 Wh/kg	>400 Wh/kg	>400-500 Wh/kg
Energy Density	>900 Wh/L*	>1000 Wh/L*	--
Cycle Time	1000+	1000+**	1000+**
Cost	< $90/kWh**	< $90/kWh**	< $80/kWh**


HBC-NSC-X
SB2102-1

Potential Applications	Passenger Transportation	Commercial Transportation	Energy Storage Systems	Consumer Electronics

* HBC estimates
** HBC goal

Honeycomb Battery Co. + Nubia Brand International Corp.
19

PRODUCTS

Solid-State Battery Cell Comparison


Cross-section of a pair of electrode, showing thickness
Current Day
Lithium-ion Cell
Graphite
Anode
Liquid Electrolyte
Cathode
Silicon-rich
Li-ion Cell
Silicon
Anode
Quasi-Solid or
Solid Electrolyte
Cathode
Competitions'
Li-Metal Cell
Thin Li Anode
Solid Electrolyte
Cathode
Li-Metal Cell
Thin Li Anode
Solid Electrolyte
Cathode
Lithium-sulfur Cell
Thin Li Anode
Solid Electrolyte
Sulfur Cathode

	Current Day Lithium-ion Cells	hbc Gen 1 Lithium-ion Cells	Inorganic Solid-State Batteries	hbc Gen 2 Lithium metal cells	hbc Gen 3 Lithium-sulfur cells
Specific Energy	200 – 260 Wh/kg	>350 Wh/kg	>400 Wh/kg	>400 Wh/kg	>400-500 Wh/kg
Energy Density	600 Wh/L	>900 Wh/L	>1,000 Wh/L	>1,000 Wh/L	--
Cycle Time	1,000+	1,000+	1,000+	1,000+	1,000+
Cost	> $110/kWh	< $90/kWh	N/A	< $90/kWh	< $80/kWh
Safety	✖ Flammable liquid electrolytes	✓ fire/flame-resistant	✓ fire/flame-resistant	✓ fire/flame-resistant	✓ fire/flame-resistant
Manufacturability	Scalable	Scalable	? Difficult/unproven	Scalable	Scalable

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
20

TECHNOLOGY

TECHNOLOGY

Extensive IP Portfolio and Technology Advantage

Proprietary technologies across all core battery components, protected by 525+ patents

Key Inventions

- graphene-enabled batteries
- elastic polymer-protected batteries
- quasi-solid electrolytes
- elastomeric solid-state electrolytes
- advanced polymer/inorganic hybrid electrolytes
- numerous other disruptive battery technologies

Key Enabling Battery Technologies

- Si-rich anode having highest performance/cost ratio
- highest-capacity sulfur cathode materials (Co-, Ni-, and Mn-free)
- most process-friendly solid-state electrolytes
- protected lithium metal anode
- fast chargeability
- aluminum-ion cells
- sodium-ion cells



Advanced current collectors, extending cycle life, operating temperatures & voltages
Graphene- or polymer-enhanced Si-based materials (>350-400 Wh/kg)
Others (stack designs, etc.) 9%
Advanced Current Collectors 4%
Fast Charging 5%
Non-flammable Electrolytes 6%
Beyond Lithium 7%
Anode/Cathode Materials 41%
Lithium Metal Anodes/Li-S cells 28%
Fire-resistant electrolytes for lithium batteries (Li-ion, Li metal, Li-S, etc.)
Next-gen all-solid state or lithium metal batteries (400-550 Wh/kg)

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

22

TECHNOLOGY 0 100 200 300 400 500 600 100 200 300 372 500 600 700 800 900 1000 1200 1400 1600 1800 2000 2200 2400 2600 2800 3000 3500 3580 Anode specific capacity (mAh/g) Cell specific energy (Wh/kg) Estimated Cell Specific Energy vs. Anode Specific Capacity 1 Current EV batteries G r aphite Graphite + Si or SiOx S i Ox Graphene / elastomer - protected Si P r ote c te d Li metal A nod e Pr oduc t s H B C Pr ov i de s a Fu l l S pec tr u m o f A nod e M a t e r i a l s & E l ec tr ode s De li ve r i n g p r oduc t s ac r o s s en t i r e spec i f i c capac it y s pec tr um Uniquely capable of supplying: graphite - , SiOx - , Si - , and Li metal based anode active materials (having a specific capacity from 300 to 3500 mAh/g), graphene - enabled sulfur cathode materials (800 - 1200 mAh/g), providing an estimated cell energy density from 300 to 500 Wh/kg (vs. 260 Wh/kg of current EV batteries) N ex t - ge n s u l fu r ca t hode/L i me t a l anode ▪ Graphene - enabled sulfur cathode Li - S cells are capable of delivering a specific energy of 400 - 500 Wh/kg, doubling the EV driving range given the same battery weight ▪ HBC has the enabling graphene - protected S and solid polymer electrolyte technologies 1 Assuming a cathode material specific capacity of 200 mAh/g H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 23

TECHNOLOGY

HBC's Si-rich Anode Material – Extending the EV Driving Range

HBC produces the high Si content or SiO anode materials that meet the requirements of increased energy density at a lower cost for next-gen EV batteries

Graphene sheet-encapsulated Si particles


1 µm

Ion-conducting elastic polymer-encapsulated Si or SiOx particles


5µm

- HBC's patented technologies enable highly scalable low-cost Si-rich products.
  - In contrast, competitors produce Si anode materials via Chemical Vapor Deposition (CVD) method, which is expensive and difficult to scale up, and uses toxic or explosive gaseous raw materials
- Compatible with solid-state and liquid-state electrolytes
- Higher energy density and lower cost per kWh
- HBC's current Si anode material production capacity of 15 MT per year will be scaled up to >3,000 MTA by 2026

2018 R&D 100 WINNER

Honeycomb Battery Co. + Nubia Brand International Corp.

24

TECHNOLOGY

HBC's Si Anode Materials Precisely Meet the Requirements for the Next-generation EV Batteries as Outlined by Tesla

Tesla suggested on "Battery Day" (09/22/2020) that the best Si anode should have the following features:

- Low-cost Si particles (simple design, instead of highly engineered structures such as CVD Si; hence, lower anode material cost)
- Elastic, ion-conducting polymer coating that protects these Si particles
- Highly elastic binder & some electrode design used in the anode to maintain structural integrity of the electrode.

hbc

- Elastic polymer-protected Si anode enables a significantly higher battery energy density (extended EV driving range) at a lower cost ($/kWh)!
- HBC can help a Tier-1 EV battery supplier maintain or become a battery technology leader in the global EV industry.
- HBC has the earliest and most significant IP in this technology


SILICON STRUCTURED IN SIO GLASS
6.6 $/KWh
SILICON STRUCTURED IN GRAPHITE
10.2 $/KWh
TESLA SILICON
1.2 $/KWh
TESLA



CVD SiNW anode cost > $100/kWh

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

25

TECHNOLOGY

HBC's Graphene-Enhanced Si Anode Material: Low Cost, High Performance

hbc

Highly scalable production of high-performance Si-rich products in a cost-effective and safe manner

Graphene

Low-cost silicon or coated Si

Other additives



Low-cost high-volume production equipment

GCA-Si



- Significantly lower cost per kWh
- Advanced particle structural design to overcome Si swelling challenges

Competitors' Silane-based Processes

Expensive and difficult to scale up; using toxic or explosive gaseous raw materials (silane)

Chemical Vapor Deposition (CVD) Silicon source (Silane can be expensive & explosive)

Nano Si coating inside porous carbon (Expensive process)



Or

Si nano wire (Slow Growth)



CVD anode alone > $100/kWh



Image source: Tesla Battery Day (09/2020)

Cost-effective production capability of high Si content anode materials (graphene/elastomer encapsulated Si particles, first-cycle efficiency up to 94% and specific capacity of 3,000 mAh/g) that meet the requirements of increased energy density and lower cost for next-gen EV batteries.

TECHNOLOGY

HBC vs. Other Silicon Anode Materials Start-ups

	hbc	A	B	C
Primary Business Scope	Graphene/Si powder & cells	CVD Si manufacturing	CVD silicon nanowire cells	CVD Si electrophoretic manufacturing
Scalability	*****	?	?	?
Cost Competitiveness	*****	***	***	***
Specific Capacity @ Product Level	*****	***	*****	***
1st Cycle Efficiency	*****	?	***	****
Cycle Life	****	****	****	****
Flammable Liquid Electrolyte	No	Yes	Yes	Yes
Estimated No. of US Patent Applications (# issued) on battery, as of 02/26/2023, USPTO	355 (214 issued)	104 (52 issued)	60 (39 issued)	38 (18 issued)

Best Si Anode Solution → **Dominant IPs, Proven Scalability, Low Cost, and Highest-performing Si-rich Anode Materials**

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
27

TECHNOLOGY

A Truly Disruptive Solid-State Platform Technology that Can Help Solidify the Battery Safety of the Entire EV Industry

HBC's key electrolyte technologies

- Invented elastomeric solid electrolytes
- Has most significant IP in in-situ curing or in-situ solidification of polymer electrolytes
- Developed thermally stable and flame-retardant polymer or polymer/inorganic hybrid electrolytes

Features of HBC's electrolytes

- Compatible with current Li-ion infrastructure and processes
- Versatile and easy-to-process solid-state electrolytes for safe lithium-ion and lithium-metal batteries



Traditional Electrolyte



hbc *Fireshield* Electrolyte

Honeycomb Battery Co. + Nubia Brand International Corp.

28

TECHNOLOGY

HBC's Hybrid or Composite Solid-State Electrolyte

Low stack-holding pressure, low impedance, high energy density, easy to process using current Li-ion cell facilities

Common inorganic solid-state batteries

Key Issue:
Gaps between particles or between electrode and solid electrolyte

Require high stack-holding pressure and high inactive electrolyte proportion to improve contacts


Anode active material
Binder
Inorganic solid
Cathode active material
Conductive additives

hbc inorganic/polymer hybrid solid-state batteries

Fill every free space with HBC's proprietary **Polymer electrolyte**

- **Reduced external pressure requirement**
- **Reduced weight proportion of electrolyte (more active materials and higher energy density)**


Anode active material
Binder
Inorganic solid
Cathode active material
Conductive additives

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
29

TECHNOLOGY

Solving the Lithium Metal Anode Problems in Solid-State Li-Metal Batteries

Enabling safety and highest energy density (Gen-2 and Gen-3 battery cells)


Graphene/Polymer-Enabled Protective Layer
Li-Metal

- Graphene/polymer-based Li metal protection layers (key enabling technologies);
- Overcoming technical barriers (e.g., Li dendrites, large interfacial impedance, etc.) that have thus far impeded commercialization of solid-state lithium metal batteries;
- Innovative drop-in solutions leading to reduced costs (vs. other solid-state lithium metal batteries)
- HBC's anode-protecting layers and elastomeric solid electrolytes accelerate commercialization of ultra-thin lithium (Li-light) anode or anodeless batteries, both featuring reduced cell weight and volume and thus higher energy densities.

Elastomeric solid electrolyte/separator: a critical technology enabling all types of high-energy Li metal batteries


Li-Metal Anode
Cathode
Elastomer or elastomer composite solid electrolyte
May be initially Li metal-free (anode-less)

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP. 30

C OMM E RC I A L IZ A TI O N & MANUFACTURING

MANUFACTURI NG Made in America Movement – Inflation Reduction Act By 2026, 80% of battery materials must meet these content requirements 1. Critical minerals in the EV battery be extracted or processed in the U.S., countries with which the U.S. has a free trade agreement or have been recycled in North America 2. 100% of battery components must be manufactured and assembled in North America by 2028 for a vehicle to be eligible for the clean vehicle tax credit. By 2026, 80% of battery materials and components made by will comply with the IRA 1. Anode materials for Lithium - ion cells will be domestically produced from renewable (biomass) and recycled feedstocks (plastics) without extraction or mining 2. Sulfur cathode materials lessen the need for imported Manganese, Cobalt and Nickel. 3. HBC local sourcing and manufacturing ability makes it an ideal candidate for government grants and loans H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 32

MANUFACTURING

"Green" Graphite

Enabling a truly sustainable approach to synthetic graphite production

Overview

EV battery-grade graphite

- Can be cost-effectively produced from domestic renewable and sustainable biomass as feedstock
- Approximately 28% of the battery cell weight

Advantages

Sustainability

- Wide availability/accessibility of bio-based feedstocks
- Does not use petroleum or coal products
- Removes wasteful refining processes
- No environmentally impactful extraction or mining

Economics

- 20 - 30% lower CAPEX and faster time-to-market vs competing natural / synthetic graphite production peers
- Payback: 2.5 – 3 years
- Strong gross profit margins

Demand

- Expected to 4x by 2035, driven primary by electrification of transportation according to Benchmark Material Intelligence
- Qualifies for IRA vehicle credit

Plan for Production

Phase 1

Processing plant for a production capacity of 20,000 metric tons projected by 2025

First 20,000 tons of capacity

- Capex $100M
- Revenue: $90M-$100M

Expansion Plan

Capacity expansion to annual capacity of 150,000 metric tons by 2030

Production Process: Biomass-to-anode material (B-to-A)


Sustainable Biomass
proprietary process
Hard Carbon or Graphite
proprietary process
Anode Materials

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
33

MANUFACTURING

Anode Products

Delivering a full spectrum of high capacity, next generation anodes

Overview

EV battery-grade anode

- Silicon rich, Graphene-enabled silicon oxide, Graphite-based anode active materials for improved energy density are ready for production
- Next generation protected lithium metal anode commercialized in 2025

Advantages

Sustainability

- Internally produced, sustainable synthetic graphite
- Benefits Climate Change initiatives
- Ecological and economical

Economics

- Favorable unit economics using lower cost internally produced graphite
- Lower unit cost in future years using proprietary lower temperature process

Demand

- Expected to 5x by 2030, driven primary by electrification of transportation according to McKinsey & Company
- Qualifies for IRA vehicle credit

Current Production

Dayton, OH

A fully operational manufacturing plant with an annual production capacity of 15 metric tons



Production Roadmap

- **Graphite-based anode materials:** primarily from sustainable sources (biomass); heat treatment (in-house or contract manufacturing) & chemical treatment (in-house)
- **SiO_x-rich anode materials:** SiO_x initially sourced from Asia until our own facilities are ready (2-3 years); in-house treatments of SiO_x powder, followed by production of secondary particles
- **Si-rich anode materials:** in-house manufacturing (preferred), licensing (for certain Li-ion cells), and JV; will expand from 15 MT/year to 600-1200 MT/year
- **Protected lithium metal anode:** IP licensing
- **Graphene-protected aluminum current collector:** contract manufacturing or JV

	2023	2024	2025	2026	2027	2028	2029	2030
GCA-Si Production Capacity (MT)	15	150	150	150	1,500	4,200	6,000	9,000
Graphite Production Capacity (MT)	-	150	300	1,500	21,000	120,000	180,000	180,000
GCA-SiOx Production Capacity (MT)	5	150	150	900	6,000	15,000	33,000	33,000

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

34

COMMERCIALIZ ATION P r oduc t 202 3 202 4 202 5 202 6 202 7 202 8 202 9 2030 Graphite - based Anode Materials SiOx and GCA - SiOx Materials GCA - Si Anode Materials Graphite - based Anode Materials SiOx and GCA - SiOx Materials GCA - Si Anode Materials R e s ea r c h & D e v elopmen t Commercializatio n HBC Manufacturing Plant: 150 MT/a Capacity (2024) ramping to 33,000 MT/a (2030) HBC Pilot Plant: 60 MT/a Capacity (2023) ramp to 150 Mt/a (2024) HBC Manufacturing Plant: 150 MT/a Capacity (2024) ramping to 9,000 MT/a (2030) Refine Product / Sample Testing HBC Manufacturing Plant: 300 MT/a Capacity (2024) ramping to 180,000 MT/a (2030) Biomass supply agreements signed; contract heat - treatment facilities identified; equipment purchased In - house heating facilities built; chem. treatment facilities built Refine Product / Sample Testing Refine Product / Sample Testing H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 35 C o mm e r c i a liz a t i o n R oad m a p o f A nod e M a t e r i a l s

MANUFACTURING

Solid-State Battery Cells

Next generation battery technology to power the world

Overview

Solid-state battery
- Proprietary technology which reduces need for lithium and electrolytes
- Many uses (aviation) beyond EV's

Advantages

Sustainability
- Discards need for controversial rare earth metals
- Benefits climate change initiatives
- Ecological and economical

Economics
- Approx. 29% CAPEX reductions. Requires no capital expense for equipment upgrades to conventional battery manufacturing facilities
- Faster time-to-market with strategic use of toll manufacturing and JVs

Demand
- Expected to 7x by 2030, driven primary by electrification of transportation according to McKinsey & Company
- Qualifies for IRA vehicle credit

Current Production

Dayton, OH
Pilot scale battery manufacturing lab



Production Roadmap

1. Solid-state cells (Gen 1, 2 & 3): Initial HBC plans are to begin with the toll manufacturing/Joint venture (TM/JV) model for commercializing these solid-state battery technologies
   - We provide drop-in solutions: Our electrolyte formulations are compatible with existing lithium-ion cell production equipment and process, making it technically viable and economically attractive for our partners to convert their lithium-ion production lines to production facilities of safe solid-state batteries
   - This disruptive platform technology can transform liquid electrolyte-based cells into solid electrolyte-based cells (using current infrastructure and supply-chains) for the entire lithium battery industry
   - The TM/JV partners are expected to acquire Si-rich anode materials (Gen-1), protected lithium metal anode (Gen-2 & Gen-3), graphene-protected sulfur cathode materials (Gen-3), and electrolytes (Gen 1, 2 & 3) from HBC as part of the TM/JV agreement
2. At a later stage, HBC may consider building our own facilities for producing certain specialty cells (e.g., bipolar or high-voltage cells) responsive to market demands

	2023	2024	2025	2026	2027	2028	2029	2030
Pilot (1 GWh)	-	-	0.5	1	1	1	1	**1**
Joint Venture Gigafactory-1 (2 GWh)	-	-	0.5	2	2	2	2	**2**
3rd party manufacturing (50 GWh)	-	0.1	1.2	2.3	9	13	25	**50**
Joint Venture Gigafactory-2 (20 GWh)	-	-	-	-	-	-	5	**20**

~700K vehicles annually (assumes 100kWh pack)

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

36

COMMERCIALIZATION

Commercialization Roadmap of Advanced Solid-State Batteries


Product
2023
2024
2025
2026
2027
2028
2029
2030
Research & Development
Gen 1: Si-Rich All-Solid-State Battery
A-Sample
B-Sample
C-Sample
SOP
Gen 2: All-Solid-State Li-Metal Battery
A-Sample
B-Sample
C-Sample
SOP
Gen 3: Li-Sulfur Battery
A-Sample
B-Sample
C-Sample
SOP
Commercialization
Gen 1 – Gen 3 Batteries (Interchangeable Production lines)*
Execute 3rd party manufacturing agreement
3rd Party Manufacturing Plant (50 GWh by 2030)
Construction of HBC's own pilot production facility
HBC Pilot Plant: (0.5 GWh by end of 2025)
Execute JV agreement
JV Gigafactory-1 (2 GWh by 2026)
Execute JV agreement
JV Gigafactory-2 (20 GWh by 2030)

*The production lines for the three generations of batteries are substantially identical (interchangeable) and, hence, can be readily switched over when one type of battery is in higher demand than another type. This is made possible by HBC's versatile solid-state platform.

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.

37

MANUFACTURING

CAPEX Savings Enabled by Honeycomb's Solid State Battery Manufacturing

Traditional liquid electrolyte-based Li-ion battery production requires conditioning steps such as pre-formation, aging, degassing, formation, and final storage. Capex needed for these steps is *the largest contributor to processing cost during battery production.*[1]

Solid-state battery manufacturing can eliminate these steps and save up to ~29% of CAPEX in a typical GWh-scale Li-ion production plant[2]


Conditioning Steps
Pre-formation
Aging
Degassing
Formation
Final storage
Receiving and shipping
Materials preparation
Electrode coating
Calendering
Materials handling
Electrode slitting
Vacuum drying
Control laboratory
Cell assembly in dry room
Module and pack assembly
Rejected cell and scrap
up to ~29% savings²
Traditional Li-ion
hbc

[1] Oak Ridge National Lab
[2] BatPac ANL, US DOE

HONEYCOMB BATTERY CO. + NUBIA BRAND INTERNATIONAL CORP.
38

F IN A N C I A L OUTLOOK

F IN A N C I A L OU T L OO K H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 40 2030 2029 2028 2027 2026 2025 2024 2023 ( $ i n m illi on s ) (1) $2.7 $2.5 $2.2 $2.1 $2.4 $2.2 $1.7 $0.9 GCA - Si Anode Material $1,931.3 $1,327.1 $1,061.7 $193.2 $13.7 $2.1 $1.0 $0.0 360 mAh/g Anode Material $2,670.1 $1,223.2 $652.4 $197.9 $44.3 $13.6 $1.7 $0.2 Gr/Si Anode Material $5,022 $2,142 $972.0 $349.6 $35.1 $16.2 $1.0 $0.0 Solid - State Battery $24.0 $22.0 $20.0 $18.0 $16.0 $12.0 $10.0 Other Revenue Sources $9,650.1 $4,716.8 $2,708.2 $760.8 $111.6 $46.1 $15.3 $1.1 Total Revenue (2) $2,864.5 $1,239.2 $738.9 $194.3 $32.1 $14.8 $0.7 - $9.5 Gross Profit (3) 30% 26% 27% 26% 29% 32% 4% - $353.8 $179.3 $103.1 $69.4 $18.7 $13.5 $10.2 $8.8 Operating Expenses (4) 4% 4% 4% 9% 17% 29% 67% - $2,510.8 $1,059.9 $635.8 $124.9 $13.5 $1.4 - $9.6 - $18.3 EBITDA (5) 26% 22% 23% 16% 12% 3% - - $323.5 $1,249.0 $1,936.6 $973.4 $160.5 $68.4 $17.7 $18.8 Capital Expenditures (6) S u mma r y Pr o j ec t e d F i nanc i a l s Notes: 1) All amounts are estimates as of the date such projections were prepared. 2) Other revenue sources include licensing revenues and other battery solutions. 3) Cost of goods forecasts and assumptions are based on Honeycomb’s detailed product Bill of Materials (BOM), direct labor, production overhead costs and other production related costs associated with manufacturing active materials and solid - state battery cells. Projections include the planned use of toll manufacturing and joint ventures. 4) Operating expense projections include general and administrative expenses such as finance and legal, sales and marketing, investor relations, research & development expenses required to operate highly technical, competitive, and innovative, energy storage businesses and other operating expenses associated with operating as a public company. 5) Honeycomb defines EBITDA as net income (loss) before income tax provision and depreciation expense. EBITDA is not a financial measure prepared in accordance with GAAP and should not be considered a substitute for the net income (loss) prepared in accordance with GAAP 6) Capital expenditures include equipment, building improvements, instillation and other building support costs associated with setting up manufacturing of battery cells and active materials.

F IN A N C I A L OU T L OO K R e v enu e b y P r oduc t ($mm ) 112 46 15 1 2030 2029 2028 2027 2026 2025 2024 2023 761 2 , 708 4 , 717 9 , 650 GCA - Si Anode Material Solid - State Battery 360 mAh/g Anode Material Other Revenue Sources Gr/Si Anode Material G ros s P ro fi t ( $ mm) E B IT D A ( $ mm ) Note: EBITDA is a non - GAAP financial measure and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. Pr o fi t & Lo s s Pr o j ec t i on s (18) 2023 (10) 2024 1 13 125 636 1,060 2,5 1 1 (9) 2023 H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 41 1 15 32 194 1,239 739 2,865 2024 2025 2026 2027 2028 2029 2030 2025 2026 2027 2028 2029 2030

F IN A N C I A L OU T L OO K E x pec t e d U s e o f Pr o ceed s G rowt h Capital R e s ea r c h & D e v elopmen t G&A ▪ Growth correlated capital to execute on buildout of anode material production facilities ▪ Efficient sales & marketing spend on go - to market strategy • Gr • Ef ▪ Continuous innovation and product improvement of solid - state battery technologies ▪ Governance, legal, compliance, systems, and investor relations H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 42

S U MM AR Y R I S K F AC T O R S In evaluating an investment in the proposed transaction, you should carefully read the proxy statement filed by Nubia in connection with the transaction and especially consider the factors discussed in the section entitled “Risk Factors.” These risks include, but are not limited to the following: ▪ If Honeycomb’s batteries fail to perform as expected, Honeycomb’s ability to develop, market and sell its batteries would be adversely affected. ▪ Original equipment manufacturers (“OEMs”) may elect to pursue other battery cell technologies, which likely would impair Honeycomb’s revenue generating ability. ▪ Honeycomb has only conducted preliminary safety testing on its high - capacity anode and high - energy solid - state battery technology, and its technology will require additional and extensive safety testing prior to being installed in electric vehicles. ▪ Honeycomb relies on complex equipment for its operations, and production involves a significant degree of risk and uncertainty in terms of operational performance and costs. ▪ Substantial increases in the prices for Honeycomb’s raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply, could materially and adversely affect its business. ▪ If Honeycomb is unable to attract and retain key employees and qualified personnel, its ability to compete could be harmed. ▪ Honeycomb’s insurance coverage may not be adequate to protect it from all business risks. ▪ The battery cell market continues to evolve and is highly competitive, and Honeycomb may not be successful in competing in this market or establishing and maintaining confidence in its long - term business prospects among current and future partners and customers. ▪ Honeycomb’s future growth and success are dependent upon consumers’ willingness to adopt electric vehicles. ▪ Honeycomb may not succeed in attracting customers during the development stage or for high volume commercial production, and its future growth and success depend on its ability to attract customers. ▪ Honeycomb may not be able to accurately estimate the future supply and demand for its high - capacity anode and high - energy solid - state battery technology, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Honeycomb fails to accurately predict its manufacturing requirements, it could incur additional costs or experience delays. ▪ Honeycomb’s business model has yet to be tested and any failure to commercialize its strategic plans would have an adverse effect on its operating results and business, harm its reputation and could result in substantial liabilities that exceed its resources. ▪ Honeycomb is an early - stage company with a history of financial losses and expects to incur significant expenses and continuing losses for the foreseeable future. ▪ Honeycomb’s history of recurring losses and anticipated expenditures raise substantial doubts about its ability to continue as a going concern. Honeycomb’s ability to continue as a going concern requires that it obtain sufficient funding to finance its operations. ▪ Honeycomb may require additional capital to support business growth, and this capital might not be available on commercially reasonable terms or at all. There is substantial doubt as to Honeycomb’s ability to continue as a going concern. ▪ Most of Honeycomb’s management does not have experience in operating a public company. ▪ Honeycomb may not succeed in establishing, maintaining and strengthening its brand, which would materially and adversely affect customer acceptance of its technologies and its business, revenues and prospects. ▪ Honeycomb relies heavily on owned intellectual property, which includes patent rights, trade secrets, copyright, trademarks, and know - how. If Honeycomb is unable to protect and maintain access to these intellectual property rights, its business and competitive position would be harmed. ▪ Honeycomb’s patent applications may not result in issued patents, which would result in the disclosures in those applications being available to the public. Also, Honeycomb’s patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on our ability to prevent others from interfering with commercialization of our products. ▪ Honeycomb’s expectations and targets regarding the times when it will achieve various technical, pre - production and production - level performance objectives depend in large part upon assumptions, estimates, measurements, testing, analyses and data developed and performed by Honeycomb, which if incorrect or flawed, could have a material adverse effect on its actual operating results and performance. ▪ Incorrect estimates or assumptions by management in connection with the preparation of Honeycomb’s financial statements could adversely affect our reported assets, liabilities, income, revenue or expenses. ▪ Honeycomb will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations. ▪ The unavailability, reduction or elimination of government and economic incentives could have a material adverse effect on Honeycomb’s business, prospects, financial condition and operating results. ▪ Honeycomb is subject to regulations regarding the storage and handling of various products. Honeycomb may become subject to product liability claims, which could harm its financial condition and liquidity if it is not able to successfully defend or insure against such claims. ▪ From time to time, Honeycomb may be involved in litigation, regulatory actions or government investigations and inquiries, which could have an adverse impact on its profitability and consolidated financial position. ▪ Honeycomb is subject to substantial regulation, and unfavorable changes to, or failure by Honeycomb to comply with, these regulations could substantially harm its business and operating results. ▪ Honeycomb’s technology and its website, systems, and data it maintains may be subject to intentional disruption, security breaches and other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability and adversely impact its reputation and future sales. Honeycomb may be required to expend significant resources to continue to modify or enhance its protective measures to detect, investigate and remediate vulnerabilities to security breaches and incidents. Any actual or alleged failure to comply with applicable cybersecurity or data privacy legislation or regulation could have a material adverse effect on Honeycomb’s business, reputation, results of operations or financial condition. ▪ The Sponsor, certain members of the Nubia Board and certain Nubia officers have interests in the business combination that are different from or are in addition to other stockholders in recommending that stockholders vote in favor of approval of the business combination proposal and approval of the other proposals described in this proxy statement. ▪ Nasdaq may not continue to list our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. ▪ The Sponsor is liable to ensure that proceeds of the trust are not reduced by vendor claims in the event a business combination is not consummated . It has also agreed to pay for any liquidation expenses if a business combination is not consummated . Such liability may have influenced the Sponsor’s decision to approve the Transactions . ▪ If Nubia is unable to complete the Transactions or another initial business combination by June 15 , 2023 (or September 15 , 2023 if Nubia has extended the deadline for completing the business combination by an additional three months by contributing $ 1 , 235 , 000 for the extension to Nubia’s trust account in accordance with the current certificate of incorporation), Nubia will cease all operations except for the purpose of winding up, redeeming 100 % of the outstanding public shares and, subject to the approval of its remaining stockholders and the Nubia Board, dissolving and liquidating . In such event, third parties may bring claims against Nubia and, as a result, the proceeds held in the trust account could be reduced and the per - share liquidation price received by stockholders could be less than $ 10 . 00 per share . ▪ Nubia’s stockholders will experience dilution as a consequence of, among other transactions, the issuance of Nubia’s Class A common stock as consideration in the business combination . Having a minority share position may reduce the influence that Nubia’s current stockholders have on the management of Nubia . ▪ G 3 and the Sponsor will have substantial control over the Combined Company after the business combination, which may limit other shareholders’ ability to influence corporate matters and delay or prevent a third party from acquiring control over the Combined Company . ▪ The Sponsor will beneficially own a significant equity interest in Nubia and may take actions that conflict with your interests . ▪ Nubia and Honeycomb have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by Nubia if the business combination is not completed. ▪ Even if Nubia consummates the business combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless and the terms of Nubia’s warrants may be amended. ▪ Nubia and Honeycomb will be subject to business uncertainties and contractual restrictions while the business combination is pending. ▪ If Nubia’s due diligence investigation of the Honeycomb business was inadequate, then stockholders of Nubia following the business combination could lose some or all of their investment. ▪ A market for the Combined Company’s securities may not continue, which would adversely affect the liquidity and price of the Combined Company’s securities. ▪ Legal proceedings in connection with the business combination, the outcomes of which are uncertain, could delay or prevent the completion of the business combination. H ONEYCOMB B ATTERY C O . + N UBIA B RAND I NTERNATIONAL C ORP . 43

THAN K YOU H ONEYCOMB B ATTERY C OMPANY N UBIA B RAND I NTERNATIONAL C ORP .